As filed with the Securities and Exchange Commission on February 28, 2006
Registration No. 2-83397 Investment Company Act File No. 811-1436

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/
Pre-Effective Amendment No. _____	/ /
Post-Effective Amendment No. 36	/X/
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/
Amendment No. ____	/X/
Capstone Series Fund, Inc. (Exact Name of Registrant as Specified in Charter)

5847 San Felipe, Suite 4100, Houston, Texas 77057 (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (713) 260-9000
David J. Harris, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b).
/ / on _______________ pursuant to paragraph (b).
/ / 60 days after filing pursuant to paragraph (a)(i).
/ / on (date) pursuant to paragraph (a)(i).
/ / 75 days after filing pursuant to paragraph (a)(ii).
/ / on ________________ pursuant to paragraph (a)(ii) of Rule 485

STEWARD FUNDS

Equity Funds Income Funds

Steward Multi-Manager Equity Fund Steward Select Bond Fund

Steward Domestic All-Cap Equity Fund Steward Short-Term Select Bond Fund

Steward Small-Cap Equity Fund

Steward International Equity Fund

PROSPECTUS

February 28, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

ABOUT THE STEWARD FUNDS

Steward Multi-Manager Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Domestic All-Cap Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Small-Cap Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward International Equity Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Select Bond Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Steward Short-Term Select Bond Fund

Objectives and Strategies

Principal Risks

Fees and Expenses

Management

YOUR ACCOUNT

Buying and Selling Shares

Share Price

Minimum Investment

Share Certificates

Telephone Transactions

Frequent Transactions

Purchasing Fund Shares

Redeeming Fund Shares

Exchanging Fund Shares

Distribution and Taxes

FOR MORE INFORMATION

Back Cover

About the Steward Funds

Values Based Investing

The Steward Funds described in this prospectus offer investors the opportunity to pursue investment goals while being consistent with cultural values favored by many Christians, but not necessarily by any particular Christian denomination. Thus, in pursuing their investment objectives, the Steward Funds apply a comprehensive set of cultural values screens to all of the investments in each portfolio ("Fund"). Among other investment restrictions, the Funds use their best efforts to avoid investing in companies that are recognized as being materially involved with pornography, abortion, alcohol, gambling or tobacco although a Fund may invest up to 5% of its gross assets in certain collective investment vehicles or derivatives that may include prohibited companies. The Funds may apply additional cultural values screening criteria that are deemed by the Advisory Committee to be consistent with cultural values favored by many Christians, although not necessarily by any particular Christian denomination. If a company already held by a Fund is added to the list of prohibited companies, the Fund will generally sell the securities of such company, although the sale may be delayed if such securities are illiquid or if the investment adviser, or money manager, as applicable, determines that an immediate sale would have a negative tax or other effect on the Fund.

The Steward Funds

The following pages describe the investment objectives and strategies of the Steward Funds covered by this prospectus. The investment objectives of these Steward Funds are not fundamental and may be changed without shareholder approval.

Each Steward Fund offers two classes of shares - Individual Class shares and Institutional Class shares, which differ in terms of expenses and minimum investments. (See "Fees and Expenses" and "Buying and Selling Fund Shares," below.)

Advisory Committee and Consultant

The Funds' Board of Directors ("Board") has appointed an Advisory Committee that consults with the Board regarding the content of the Funds' cultural values screens and their application to the Funds' investment policies, as well as various other philosophical and structural matters concerning the Funds. The Chairman of the Advisory Committee is selected by the Board's Nominating Committee. The Chairman then recommends prospective members of the Advisory Committee, subject to approval by the Board, whom he or she believes are qualified to assist in fulfilling the Advisory Committee's role. Advisory Committee members serve without fee but are compensated for expenses incurred in connection with attending Fund-related meetings.

The Board has also retained Steward Fund Consultants, Inc. ("SFC") to serve as an independent source of expertise and education for the Board and the Advisory Committee regarding issues surrounding the cultural values screens. SFC is a subsidiary of Steward Financial Holdings, Inc., which is wholly owned by the Assemblies of God Foundation. SFC management pioneered the initial development of values-based investing methodology over the last decade, having started the first investment research firm exclusively dedicated to values-based investing data and analysis. For these services, SFC will receive fees from the Funds, based on their aggregate average daily net assets, at the maximum annual rate of 0.10% of the first $200 million of such assets, 0.075% of the next $200 million, 0.06% of the next $200 million, 0.05% of the next $400 million and 0.04% of aggregate assets over $1 billion.

The Board, in consultation with the Advisory Committee and SFC, has sole responsibility for approving the list of companies whose securities are prohibited investments for the Funds, for approving any changes to such list, and for assuring that such list and any such changes are provided to each investment adviser. Subject to these investment prohibitions, each Fund's investment adviser or applicable money manager, not the Advisory Committee or SFC, has sole responsibility for determining which securities a Fund will buy, sell or hold.

STEWARD MULTI-MANAGER EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Multi-Manager Equity Fund invests primarily in common stocks of small, medium and large capitalization companies, most of which are U.S.-based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large, medium and small capitalization stocks as stocks of the largest 3000 companies in the United States. The market capitalization of these companies, as well as the capitalization range of companies in which the Fund may invest, will change with market conditions. As of May 31, 2005, the market capitalization of these companies was between $386.9 billion and $182.6 million.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Subject to the limitations of the Fund's cultural screening policies, which are not developed, reviewed or approved by FRIMCo or the money managers, the Fund uses the following principal investment styles intended to complement one another:

o Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

o Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow.

o Market-Oriented Style emphasizes investments in companies that appear to a money manager to be undervalued relative to their growth prospects. Money managers select securities from the broad equity market rather than focusing on the growth or value segments of the market.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

FRIMCo exercises investment discretion over any portion of the Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of the Fund's assets and for the Fund's cash reserves. FRIMCo may also directly manage portions of the Fund's assets during periods of transition from one money manager to another.

FRIMCo, subject to oversight by the Fund's Board of Directors, has ultimate responsibility to oversee the money managers, to recommend their hiring, termination and replacement and to determine how the Fund's assets shall be allocated among the money managers. FRIMCo believes that by employing a unique combination of qualitative and quantitative measurements, it is possible to select money managers within subsets or styles for specific asset classes and investment styles who have shown a consistent ability to achieve results that exceed their respective asset class subset or style-specific benchmarks. For the Fund, FRIMCo expects to combine select money managers with other money managers within the same asset class who employ complementary styles. FRIMCo believes that combining complementary investment styles within an asset class tends to reduce investors' risk from a particular investment style's going out of favor. For more information on FRIMCo and the money managers, see "Management," below.

The Fund intends to be fully invested at all times. The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including money market funds. In addition to investing in such short-term investments, the Fund may use a hedging strategy for its cash reserves to achieve its strategy to be fully invested by exposing these reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the hedging strategy for its cash reserves.

Principal Risks

An investment in the Steward Multi-Manager Equity Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the money managers' investment techniques and risk analyses do not produce the desired results. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. Although the Fund may invest in securities of companies across multiple capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies" below.)

Other risks of investing in the Fund are as follows:

o Multi-Manager Approach - The investment styles employed by the Fund's money managers may not be complementary. The interplay of the various strategies employed by the Fund's multiple money managers may result in the Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to the Fund's performance depending upon the performance of those securities and the overall economic environment. The money managers selected for the Fund may underperform the market generally or other money managers that could have been selected for the Fund. The multi-manager approach could increase the Fund's portfolio turnover rate, realization of capital gains or losses, brokerage commissions and other transactions costs.

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to the risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks of equity securities, as well as the risks associated with growth and value stocks.

o Stocks of Small Capitalization Companies - The Fund may invest in stocks of small capitalization companies. Although not a primary investment strategy, the Fund may also invest in stocks of micro-cap companies. Investments in stocks of small capitalization companies are subject to the risks of equity securities. Investments in stocks of small and micro capitalization companies may involve greater risks because these companies generally have a limited track record. Small and micro capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Micro capitalization company stocks are also more likely to have limited market liquidity. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Exposing Cash Reserves to Appropriate Markets - By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, the Fund's performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of a corresponding market. This approach increases the Fund's performance if the particular market rises and reduces the Fund's performance if the particular market declines.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. There can be no guarantee that such active management will produce the desired results.

o Portfolio Turnover - The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Fund's money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for the Fund may be selling a security when another money manager for the Fund is purchasing the same security. Also, when the Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Fund's portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. When the Fund realizes capital gains upon selling portfolio securities, your tax liability increases.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Multi-Manager Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.42%	0.42%
Total Annual Fund Operating Expenses	1.22%	0.97%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$124	$387
Institutional Class	$99	$309

STEWARD DOMESTIC ALL-CAP EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Domestic All-Cap Equity Fund ("Fund") pursues its investment objective through the use of a multiple capitalization equity investment style. The Fund invests primarily in common stocks of companies that represent a broad spectrum of the economy. The Fund utilizes an all market capitalization approach that allocates among the large, medium and small capitalization asset classes. The Fund seeks to outperform its benchmark, as designated by the Board from time to time, through selective allocation between large cap, mid cap and small cap securities. The benchmark selected by the Board will be a widely recognized index of large, mid and small cap securities. Capstone Asset Management Company ("CAMCO"), as investment adviser to the Fund, employs a three step process that combines this capitalization allocation with relative risk control, portfolio construction and the Fund's cultural values screening policies.

o First, CAMCO will determine the percentage of the Fund's assets that will be allocated to investments in each market capitalization range. These allocations will vary with market conditions.

o Second, in selecting stocks for consideration CAMCO divides the investment universe into three market capitalization classes: large, mid and small. The three capitalization classes are then screened for social restrictions, and those companies failing to meet these criteria are removed from each capitalization class.

o Finally, a relative risk controlled portfolio is constructed that represents each targeted capitalization allocation. CAMCO will attempt to match the characteristics and performance of each subcomponent capitalization class against an appropriate large, mid and small cap benchmark.

Under normal circumstances, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus any borrowings for investment purposes, in domestic equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below).

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods during which the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the Fund's cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Domestic All-Cap Equity Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE
Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.81%	0.81%
Total Annual Fund Operating Expenses	1.21%	0.96%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$123	$384	$665	$1,466
Institutional Class	$98	$306	$531	$1,178

STEWARD SMALL-CAP EQUITY FUND

Investment Objective: To provide long-term capital appreciation.

Principal Investment Strategies

The Steward Small-Cap Equity Fund ("Fund") invests primarily in common stocks of companies with market capitalizations considered to be "small" by the capital markets ("small cap companies"). Currently, small cap companies are generally considered to be those with a market capitalization between $300 million and $2 billion. The Fund may also buy convertible and preferred securities and shares of other investment companies. The Fund's investments will generally be in securities of U.S. issuers. Under normal market conditions, the Fund will have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested either directly or through other investment companies in equity securities of small cap companies. This policy will not be changed without at least 60 days' prior notice to shareholders. (The Fund's new name and its revised investment strategies recognizes the fact that the Fund, in pursuing its investment objective of long-term capital appreciation, has increasingly focused on stocks of small cap companies, rather than stocks of a broader range of market capitalizations.)

The Fund's investment approach employs a three step process that combines quantitative analysis, risk controlled portfolio construction and the Fund's cultural values screening policies

o First, a universe of small capitalization stocks is ranked using quantitative analysis, risk and those companies with undesirable characteristics are removed.

o Second, cultural screens are applied to the remaining universe and those not meeting the screening policies from consideration are eliminated.

o Finally, a relative risk controlled portfolio is constructed that will attempt to match the characteristics of an appropriate small cap benchmark.

See also "Other Investment Practices and Risks," below.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if the Adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund's performance may be better or worse than funds with similar investment policies. The Fund's performance is also likely to differ from that of funds that use different strategies for selecting stocks.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposed, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has investment in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the caims of owners of its equity securities.

o Small Cap Equity Securities - Investment in small cap companies may involve greater risks because these companies generally have a limited track record. Small cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Convertible and Preferred Securities - Convertible and preferred stocks, which have some characteristics of both equity securities (see above) and fixed income securities, also entail, to some extent, the risks of each. Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Investment in Securities of Other Investment Companies - The Fund's investments in other investment companies involve additional expenses because Fund shareholders will indirectly bear a portion of the expenses of such companies, including operating costs and administrative and advisory fees. These expenses are in addition to similar expenses of the Fund that shareholders bear directly.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities holdings is available in the Fund's Statement of Additional Information dated February 28, 2006.

Past Performance

The following two tables illustrate the past performance of the Fund's shares. (The Fund had only one class of shares until February 28, 2005. The Institutional Class of shares was first publicly offered on February 28, 2005. Effective the same date, the original class of shares was designated "Individual Class".) The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis for the past ten years in comparison to the S&P 500 Index, which is a broad measure of the performance of the U.S. stock market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future

[Bar Chart to be inserted showing the following data:]

Year-by-year total return as of 12/31 each year (%).

12/31/94	(7.77%)
12/31/95	29.20%
12/31/96	17.23%
12/31/97	28.74%
12/31/98	23.32%
12/31/99	22.95%
12/31/00	(9.10%)
12/31/01	(13.20%)
12/31/02	(24.13%)
12/31/03	22.36%
12/31/04	6.49%
12/31/05	3.19%
Best Quarter - 4th qtr. 1998	22.00%
Worst Quarter - 3rd qtr. 2002	-17.67%

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)

Return Before Taxes	3.19%	-2.41%	6.30%

Return After Taxes on Distributions (A)(B)	1.33%	-2.79%	4.29%

Return After Taxes on Distributions and Sale of Fund Shares(A)(B)	4.57%	-2.04%	4.57%

S&P 500 Index	4.89%	0.54%	9.07%
S&P 600 Index (C)	7.68%	10.77%	12.16%

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Fees and Expenses of the Fund

This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders, except a 2% Redemption Fee for certain redemptions within five days of purchase and a small account fee (see notes to following table). Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment) *
	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Individual Class	Institutional Class
Investment Advisory Fees (1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees***	0.25%	None
Other Expenses****(1)	1.00%	1.00%
Total Annual Fund Operating Expenses	1.75%	1.50%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$178	$551	$949	$2062
Institutional Class	$153	$474	$818	$1791

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Individual Class	$178	$551	$949	$2062
Institutional Class	$153	$474	$818	$1791

 Notes to Average Annual Return Table

(A)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;
(B)

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(C)

The Board has determined that the S&P 600 Index is a more accurate measure of the Fund's performance under its new, small cap, investment strategy. Thus, the S&P 600 Index will be used as a broad-based market index performance measure for the Fund.

Notes to Fee Table
*

In addition to the other fees specified in this Fee Table, on or about December 1 of each year , an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund, will apply separately to each account in the Fund that meets such criteria.

**

The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

***

The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charges.

****	"Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.
(1)	Expense information has been restated to reflect current management fee rate and other expenses.

Other Investment Practices and Risks

The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral. Although the Fund will invest primarily in securities of U.S. issuers, it may also invest in securities of foreign issuers.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. The Fund has authority to invest in securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Corporation (S&P) or deemed of comparable quality by the Adviser, as well as repurchase agreements with respect to such securities. The Fund may invest without limit in these instruments as a temporary defensive measure under unusual market conditions, which can cause the Fund to fail to meet its investment objective during such periods and to lose benefits when the market begins to improve. (If these securities are downgraded, the Adviser has the discretion to hold or sell them.) The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts.

Foreign Securities -Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

Securities Lending Risk -If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

Hedging Activities - The Fund may participate in hedging activities. Although they are designed to help offset negative movements in the markets for the Fund's investments, such activities will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Adviser does not expect or if the Fund cannot close out its position in a hedging instrument. The Fund's investments in foreign securities also involve higher costs and some risks that are different from its investments in U.S. securities. These different risks come from differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest.

Fixed Income Securities - Fixed income securities entail the risk that their values tend to fluctuate inversely with changes in interest rates. Also, changes in the financial strength of the issuer, or its creditworthiness, can affect the value of the securities it issues.

Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

STEWARD INTERNATIONAL EQUITY FUND

Investment Objective: To Provide Capital Appreciation.

Principal Investment Strategies

The Steward International Equity Fund ("Fund") pursues its investment objective by attempting to structure a portfolio that invests primarily in American Depositary Receipts ("ADRs") representing securities of companies located or domiciled in Australia, Europe, Far East, Central America, North America and South America. The Fund's portfolio will attempt to maintain characteristics generally comparable to those of a benchmark index approved by the Fund's Board on a periodic basis.

The Fund may invest in securities of other investment companies subject to applicable regulatory limits. The Fund's investment company investments may include shares of other investment companies that invest in foreign securities. The Fund may invest in iShares, which are shares of various Series of iShares, Inc., each of whose Series seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by an index for that market compiled by Morgan Stanley Capital International. iShares are available for at least the following markets: Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Singapore, Spain, Sweden, Switzerland and the United Kingdom. iShares are listed for trading on the American Stock Exchange. Investments in iShares and other investment companies involve certain extra costs. See "Principal Risks - Investment in Other Investment Companies," below.

The Fund's investments will be primarily in the form of ADRs representing issuers in a variety of countries, although it may also invest directly in securities of companies in its target markets. ADRs are U.S. dollar-denominated receipts generally issued by U.S. banks representing the deposit with the bank of a foreign security. ADRs are traded publicly in the U.S. on securities exchanges or in the over-the-counter market. The Fund may also invest in European Depositary Receipts ("EDRs"), which are similar to ADRs and are U.S. dollar-denominated but are issued and traded in Europe. The Fund's investments may have characteristics of various investment styles, such as "growth" or "value" stocks, and may include securities of issuers having a range of market capitalizations, including smaller capitalization issuers. The Fund may invest in forward foreign currency exchange contracts. It may also have small portions of its portfolio in cash or short-term money market instruments and in repurchase agreements. The Fund may purchase futures as a temporary substitute for investment in equity securities. Under normal market conditions, at least 80% (measured at the time of investment) of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested, either directly or through iShares and other investment companies, (a) in securities and other instruments representing issuers throughout the world. and (b) in equity securities. Neither of these 80% policies will be changed without at least 60 days' prior notice to shareholders. Normally, the Fund will invest at least 40% of its assets in issuers located outside the United States. See also "Other Investment Practices and Risks," below.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if CAMCO's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See "Securities of Small Capitalization Companies," below)

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. Government securities, including during periods when the Fund is investing for temporary defensive purposes, the Fund's potential returns could be reduced.

Other risks of investing in the Fund are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Equity Securities - The value of equity securities will rise and fall in response to the activities of the company that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds will take precedence over the claims of owners of its equity securities.

o Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

o ADRs and EDRs - Investments in unsponsored ADRs and EDRs (ADRs and EDRs that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored ADRs and EDRs. Investors in unsponsored ADRs or EDRs typically involve expenses not associated with sponsored ADRs and EDRs, such as expenses associated with certificate transfer, custody and dividend payment. For an un-sponsored ADR or EDR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may led to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored ADRs and EDRs.

o Foreign Currency Risk - investments in foreign securities involves the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund's investments will be primarily in the form of ADRs and EDRs, which are U.S. dollar-denominated, fluctuations in the value of the currencies in which the securities underlying such instruments are denominated may also affect the value of the ADR or EDR.

o Value Stocks - Investments in value stocks are subject to risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

o Selection Risk - Particular stocks selected for the Fund may under-perform the market or other funds with similar objectives.

o Growth Stocks - Growth company stocks may provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors' perceptions of the company, rather than on fundamental analysis of the stocks.

o Market-Oriented Investments - Market-oriented investments are generally subject to the risks associated with growth and value stocks.

o Securities of Small Capitalization Companies - Investments in small capitalization companies may involve greater risks because these companies generally have a limited track record. Small capitalization companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund's portfolio.

o Investment in Other Investment Companies - The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Fund's Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward International Equity Fund. As you can see, the only fees that are charged directly to shareholders are the 2% Redemption Fee, which is charged to certain redeeming shareholders and paid directly to the Fund, and the small account fee (see notes following the Annual Fund Operating Expenses table). Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.64%	0.64%
Total Annual Fund Operating Expenses	1.19%	0.94%

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$121	$378
Institutional Class	$96	$300

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$121	$378
Institutional Class	$96	$300

* In addition to the other fees specified in the Fee Table, on or about December 1 of each year , an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund, will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Other Investment Practices and Risks

The Fund may lend its portfolio securities, subject to applicable regulatory limits, to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral. For cash management or temporary defensive purposes, the Fund may also hold cash or invest in money market instruments, including securities of the U.S. Government, its agencies and instrumentalities and in other debt securities that are rated at least A by Moody's Investors Service (Moody's) or Standard & Poors Corporation ("S&P") or deemed of comparable quality by the Adviser, as well as in repurchase agreements with respect to such instruments..

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of the securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

Fixed Income Securities - Prices of fixed income securities generally fluctuate inversely to changes in interest rates. They may also lose value if their credit rating is downgraded. They are also subject to default.

STEWARD SELECT BOND FUND

Investment Objective: To provide high current income with capital appreciation and growth of income.

Principal Investment Strategies

The Steward Select Bond Fund ("Fund") invests primarily in fixed income securities such as corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to limitations of the Fund's cultural values screening policies. Normally, the Fund will invest at least 80% (measured at the time of investment) of its net assets, plus any borrowings for investment purposes, in these types of instruments. The Fund will give shareholders at least 60 days' prior written notice of any change in this policy. The Fund may also invest in other investment companies. The Fund may invest up to 15% of assets in illiquid securities which are likely to consist primarily of debt securities of real estate investment trusts invested principally in mortgages of churches, colleges, schools and other non-profit organizations.

In an effort to achieve the Fund's stated objective CAMCO will:

o Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.

o Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund's target range is to be within 10% of the maturity/duration of the Fund's benchmark index. The benchmark index, selected from time to time by the Fund's Board, is currently the Lehman Brothers Aggregate Bond Index.

o Provide diversification through investment in multiple industry and asset sectors.

o Invest primarily in securities rated investment grade (Baa/BBB or better) by Moody's or Standard and Poor's or those of comparable quality as determined by CAMCO. Obligations rated BBB or Baa may have speculative characteristics and changes in economic conditions or other circumstances may cause the issuer of such obligation to have a weakened capacity to make principal and interest payments relative to higher grade bonds.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

o Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds - Non-U.S. corporations and banks issuing dollar-denominated instruments in the United States are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities, it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Past Performance

The following information illustrates the past performance of the Fund. You should remember that past performance does not necessarily indicate how a Fund will perform in the future.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Select Bond Fund. As you can see, the only fee that is charged directly to shareholders is the 2% Redemption Fee. This fee is charged to certain redeeming shareholders and paid directly to the Fund. Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.57%	0.57%
Total Annual Fund Operating Expenses	1.07%	0.82%

* In addition to the other fees specified in this Fee Table, commencing on or about December 1, 2005 and on or about December 1 of each year thereafter, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are estimated based on actual amounts incurred from inception on October 1, 2004 to April 30, 2005.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Individual Class	$109	$340	$590	$1,306
Institutional Class	$84	$262	$455	$1,014

STEWARD SHORT-TERM SELECT BOND FUND

Investment Objective: To provide Current Income and Relative Capital Stability.

Principal Investment Strategies

The Fund pursues its investment objective by investing its assets in substantially equal proportions among three subportfolios - U.S. Treasury securities, U.S. government agency securities and investment grade corporate obligations. (Investment grade securities are those that are rated at least BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Services ("Moody's") or deemed of considerable quality by the Advisor and Administration. See "Principal Risks," below.) The dollar-weighted average maturity of each of these subportfolios is three years or less.

The Fund will also maintain small portions of its assets in cash, short-term money market instruments and/or repurchase agreements. The Funds benchmark currently is an equally weighted blend of the Merrill Lynch 1 - 3 Year Treasury Index., the Merrill Lynch 1 - 3 Year Government Agency Index, and the Merrill Lynch 1 - 3 Year Investment Grade Corporate Index. The Advisor and Administrator may, however, subject to approval by the Fund's Board of Directors, determine to use other indexes with closely comparable characteristics.

The securities in which each of these sub-portfolios will be invested are as follows:

The U.S. Treasury subportfolio will consist primarily of obligations backed by the full faith and credit of the U.S. Treasury that have remaining maturities of not greater than three years. These obligations include Treasury bills, which generally mature in one year or less from their date of issue. This sub-portfolio may also include Treasury bonds that have remaining maturities of no more than three years.

The U.S. Government agency subportfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. Government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

Obligations of the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury.). Other U.S. Government agency or instrumentality securities are backed by the ability of the agency to borrow from the Treasury, subject to certain limits (such as securities issued by the Federal Home Loan Bank, the Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank), while others are supported only by the credit of the issuer and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of such agency or instrumentality (such as securities issued by Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). Other obligations, such as those of the Federal Farm Credit Bank, the Student Loan Marketing Agency are backed only by the credit of the agency, with no assurance of financial support from the U.S. Treasury.

The U.S. Government agency subportfolio will include primarily securities with remaining maturities of no more than three years, issued or guaranteed by U.S. Government agencies or instrumentalities, including (but not limited to) the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Land Bank, the Student Loan Marketing Association, the Tennessee Valley Authority, and the Federal Intermediate Credit Banks.

Obligations of the Government National Mortgage Association are backed by the full faith and credit of the U.S. Treasury.). Other U.S. Government agency or instrumentality securities are backed by the ability of the agency to borrow from the Treasury, subject to certain limits (such as securities issued by the Federal Home Loan Bank), while others are supported only by the credit of the issuer and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of such agency or instrumentality (such as securities issued by Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). Other obligations, such as those of the Federal Farm Credit Bank, are backed only by the credit of the agency, with no assurance of financial support from the U.S. Treasury.

The investment grade corporate obligation subportfolio will include primarily dollar-denominated obligations issued by domestic and foreign corporations that are rated within the top four rating categories (BBB or better by S&P or Baa or better by Moody's or a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO") or deemed of comparable quality by CAMCO and that have remaining maturities of no more than three years. These obligations may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations, U.S. corporate bonds, debentures, notes (including demand and master demand notes), bonds issued by church-related organizations and mortgage loans of such organizations, and other similar corporate debt instruments.

The Fund will, under normal market conditions, have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in bonds. The Fund will give shareholders at least 60 days' prior notice of any change to this policy. The instruments in which the Fund invests may have fixed, variable or floating rates of interest. The Fund may purchase futures as a temporary substitute for investment in bonds. The Fund may have small portions of its portfolio in cash or short-term money market instruments. It may also invest in repurchase agreements with respect to permitted portfolio investments. The Fund may purchase securities on a when-issued or forward commitment basis.

Other Investment Practices

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. Government debt obligations as collateral.

From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Principal Risks

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than you paid for them. The Fund, by itself, does not constitute a balanced investment program. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests.

The Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Other principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are as follows:

o Cultural Values Screening Policies - In avoiding investments that are inconsistent with the Fund's cultural values screening policies, the Fund may not achieve the same level of performance as it would have without the application of the screening process. If the Fund has invested in a company that is later discovered to be in violation of the screening criteria and liquidation of that security is required, this could result in a loss to the Fund. Further, the cultural values screening policies may prevent the Fund from investing in an otherwise attractive investment opportunity.

o Fixed-Income Securities - Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with larger final maturities, generally have higher credit risks.

o BBB/Baa Securities - Obligations rated BBB by S&P or Baa by Moody's, or rated comparably by another NRSRO, or deemed of comparable quality by CAMCO, are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, the Fund could lose money.

o Foreign Securities - Investments in securities of issuers in foreign countries involves risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of some foreign securities markets, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; and (7) less availability of information. Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than found in developed countries.

o Instruments of Foreign Banks and Branches and Foreign Corporations ("Yankee Bonds") - Non-U.S. corporations and banks issuing dollar denominated instruments in the United States (i.e., Yankee Bonds )are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

o Repurchase Agreements - Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund's cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

o Securities Lending Risk - If a borrower of the Fund's securities fails financially, the Fund's recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to the Fund.

o Investment in Other Investment Companies or Real Estate Investment Trusts - The Fund may invest in shares of other investment companies or shares in debt securities of real estate investment trusts ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to CAMCO will not be proportionally reduced.

o Investment in Illiquid Investments - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the Fund's returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. (See also "Mortgage Risk," below.)

o Church Mortgage Bonds and Loans - investments in mortgage bonds issued by church-related organizations and loans of such organizations typically do not have an active trading market, and are thus generally illiquid. There is limited information publicly available about these investments and they are not generally rated by any nationally recognized statistical rating organization. Because the market for these instruments is limited, prices may be volatile. These instruments may also be invalidated or subordinated by a court to interests of other creditors. These instruments are also subject to fixed income security risks, described above, and to mortgage risks, described below.

o Issuer Risk - The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

o Mortgage Risk - When the Fund purchases mortgage-related securities it is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage borrowers may also default or become bankrupt.

o Management Risk - The Fund is subject to management risk because it is an actively managed investment portfolio. CAMCO will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Holdings

A description of the Fund's policies and procedures regarding disclosure of its portfolio securities is available in the Funds' Statement of Additional Information dated February 28, 2006.

Fees and Expenses

This table describes the fees and expenses you will pay if you invest in the Steward Short-Term Select Bond Fund. As you can see, the only fees that are charged directly to shareholders are the 2% Redemption Fee, which is charged to certain redeeming shareholders and paid directly to the Fund, and the small account fee (see notes following the Annual Fund Operating Expenses table). Shareholders of the Fund do, however, bear indirectly a portion of the Fund's annual operating expenses.

FEE TABLE

Shareholder Fees (fees paid directly from your investment)*

	Individual Class	Institutional Class
Maximum front-end sales charge	None	None
Maximum deferred sales charge	None	None
Maximum sales charge on reinvested dividends and distributions	None	None
Redemption fee**	2%	2%
Exchange fee	None	None
Maximum account fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Individual Class	Institutional Class
Management fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses***	0.64%	0.64%
Total Annual Fund Operating Expenses	1.14%	0.89%

Example: This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Class	$116	$362
Institutional Class	$90	$284

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Individual Class	$116	$362
Institutional Class	$90	$284

* In addition to the other fees specified in the Fee Table, on or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the Fund,, will apply separately to each account in the Fund that meets such criteria.

** The redemption fee is applied to redemptions within 5 days of purchase. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading.

*** "Other Expenses" are based on estimated amounts for the current fiscal year.

Management

Investment Advisers

Capstone Asset Management Company ("CAMCO"), a wholly-owned subsidiary of Capstone Financial Services, Inc. that is located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as investment adviser for Steward Domestic All-Cap Equity Fund, Steward Small-Cap Equity Fund, Steward International Equity Fund, Steward Select Bond Fund and Steward Short-Term Select Bond Fund. CAMCO provides investment management and administrative services to other investment companies, and provides investment management services to pension and profit-sharing accounts, corporations and individuals. As of the date of this prospectus, CAMCO manages approximately $2.6 billion in assets. As compensation for CAMCO's services as investment adviser, Steward Domestic All-Cap Equity Fund paid CAMCO fees equal to 15% of its average net assets for its fiscal period ended April 30, 2005. For its fiscal year ended October 31, 2005, Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) paid the Adviser fees for investment advisory and administrative services equal to 0.75% of the Fund's average net assets. Effective as of the date of this Prospectus, the Adviser's fee rates for investment advisory and administrative services will be reduced. The fee for investment advisory services will be at a maximum annual rate of 0.50% of the Fund's average daily net assets and the fee for administrative services will be at a maximum annual rate of 0.075% of the Fund's average daily net assets, for a combined total fee at a maximum annual rate of 0.575% of the Fund's average daily net assets. The investment advisory and administration fees are reduced at higher asset levels. (See "Administrator," below.) As compensation for its services as investment adviser, Steward International Equity Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.30% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.25% on the next $500 million of average daily net assets, and to 0.20% on average daily net assets in excess of $1 billion.

As compensation for its services as investment adviser, the Steward Select Bond Fund paid CAMCO fees equal to 25% of its average net assets for its fiscal period ended April 30, 2005. As compensation for its services as investment adviser, the Steward Short-Term Select Bond Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated at the annual rate of 0.25% on the first $500 million of the Fund's average daily net assets. The rate declines to 0.20% on the next $500 million of average daily net assets, and to 0.175% on average daily net assets in excess of $1 billion.

Frank Russell Investment Management Company ("FRIMCo"), located at 909 A Street, Tacoma, Washington 98402, acts as investment adviser to Steward Multi-Manager Equity Fund ("MME Fund"). FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds. FRIMCo was established in 1982 to serve as the investment management arm of Frank Russell Company ("Russell"). As global leaders in  multi-manager investing, Russell manages $155 billion for investors around the globe and is a leader in global investment strategy, advising clients in more than 39 countries on the investment of more than $2.3 trillion in assets.

Russell, which acts as consultant to MME Fund, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides FRIMCo with the asset management consulting services that it provides to its other consulting clients. MME Fund does not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.

Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the United States in Fortune's corporate reputation survey published in 2003.

FRIMCo, MME Fund's investment adviser, evaluates and oversees MME Fund's money managers as more fully described below. Each of MME Fund's money managers makes investment decisions for the portion of MME Fund's assets assigned to it by FRIMCo. FRIMCo provides or oversees the provision of all investment advisory and portfolio management services for MME Fund. FRIMCo develops the investment program for MME Fund, selects, subject to approval by MME Fund's Board, money managers for MME Fund, allocates MME Fund assets among the money managers, oversees the money managers and evaluates their results. Subject to the Steward Funds' cultural values screening policies, MME Fund's money managers select the individual portfolio securities for the assets assigned to them and either FRIMCo or the money manager may arrange for execution of portfolio transactions. FRIMCo also exercises investment discretion over any portion of MME Fund's assets not allocated to the money managers. FRIMCo selects the individual portfolio securities for that portion of MME Fund's assets and for MME Fund's cash reserves. FRIMCo may also directly manage portions of MME Fund's assets during periods of transition from one money manager to another. For its investment advisory services to MME, FRIMCo receives from MME Fund, on a monthly basis, an investment advisory fee calculated at the rate of 0.55% of the Fund's average daily net assets during the month. From its advisory fees, FRIMCo, as agent for the Fund, pays all fees of the money managers for their investment selection services.

Portfolio Managers

The Portfolio Manager for MME Fund is Stephen W. Skatrud. Mr. Skatrud has served as Portfolio Manager of FRIMCo since December, 2001, and is primarily responsible for the day-to-day investment management of MME Fund. From 1999 to December, 2001, he was a Senior Research Analyst there. From 1995 to 1999, Mr. Skatrud was Director of Benefits Finance and Investment for Harnischfeger Industries, Inc.

The Portfolio Manager for the Steward Domestic All-Cap Equity Fund is Dan Watson, PhD. Mr. Watson is a co-founder of CAMCO (organized in 1983) and is the Chairman of the Investment Policy Committee. He received his PhD and MA from Rice University and MS and BA from Baylor University. Dan began his career in 1971 and has over 30 years of experience in the financial service industry.

The Portfolio Manager for Steward Small-Cap Equity Fund and Steward International Equity Fund is John R. Wolf. Mr. Wolf is Senior Vice President and Equity Portfolio Manager of CAMCO in addition to being a member of  CAMCO's investment team. Mr. Wolf began his career in 1983 with the Dreyfus Corporation and in 1987 joined Oppenheimer Capital as an accounting manager supervising both equity and fixed income mutual funds. In 1992, Mr. Wolf joined New Castle Advisers which managed fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone where Mr. Wolf serves in his current capacity. Mr. Wolf received his Bachelor's Degree from Hofstra University and his Masters Degree from Manhattan University.

The Portfolio Manager for the Steward Select Bond Fund is Edward L. Jaroski. Mr. Jaroski is a co-founder of CAMCO and that firm's President & Chief Executive Officer. He received his BBA from Temple University and has achieved the professional designations of Chartered Life Underwriter (CLU), Chartered Financial Consultant (ChFC) and Fellow Life Management Institute (FLMI). Mr. Jaroski began his career in 1969 and has over 35 years of experience in the financial service industry.

The Steward Short-Term Select Bond Fund's Portfolio Manager is Mr. Howard Potter. Mr. Potter serves as Executive Vice President and Fixed Income Portfolio Manager of CAMCO and Senior Vice President of Steward Funds, Inc. and Capstone Series Fund, Inc. He is also a member of CAMCO's investment team. Mr. Potter began his investment career trading financial futures as a local floor trader. During the early 1980's, he published weekly newsletters on financial futures and debt options at Donaldson, Lufkin & Jenrette, Inc. In 1984, Mr. Potter joined Oppenheimer & Co. to spearhead the Risk Management Group. In 1991, he founded New Castle Advisers, Inc. to manage fixed income portfolios and mutual funds. In 1996, New Castle Advisers was acquired by Capstone. Mr. Potter received his Bachelor's Degree from the University of Wisconsin and his Masters Degree from Northwestern University.

The Funds' Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by such Portfolio Manager, and such Portfolio Manager's ownership of securities in the Fund for which he provides portfolio management services.

Money Managers

MME Fund's assets are allocated among the money managers listed below. FRIMCo, as MME Fund's investment adviser, may change the allocation of MME Fund's assets among the money managers at any time. Pursuant to an exemptive order obtained by the Company from the Securities and Exchange Commission, FRIMCo may engage or terminate a money manager at any time, subject to the approval of MME Fund's Board without a shareholder vote. MME Fund will notify its shareholders within 60 days of when a new money manager begins providing services. MME Fund selects money managers based primarily on the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the recommendation for selection or termination of any money manager.

Subject to the limitations of the Steward Funds' cultural values screening policies and to MME Fund's investment objective and policies, each money manager has complete discretion to select portfolio securities for its segment of MME Fund. Additionally, each money manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each money manager based on FRIMCo's assessment of the money manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. The money managers' activities are, additionally, subject to general oversight by the Board and MME Fund's officers. However, neither the Board, MME Fund's officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual securities selections.

The money managers have no affiliations with the Steward Funds or their service providers other than their management of assets of MME Fund. Each money manager is principally engaged in managing institutional investment accounts. These money managers may also serve as managers or advisers to other investment companies that are not affiliated with the Steward Funds, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

MME Fund's current money managers and their addresses are:

Alliance Capital Management L.P., which acts as money manager to the Fund through its Bernstein Investment Research and Management Unit - 1345 Avenue of the Americas, New York, NY 10105.

Ark Asset Management Co., Inc. - 125 Broad Street, New York, NY 10004.

Jacobs Levy Equity Management, Inc. - 100 Campus Drive, P.O. Box 0650, Florham Park, NJ 07932.

Lord, Abbett & Company, LLC - 90 Hudson Street, Jersey City, NJ 07302-3973.

MFS Institutional Advisors Inc. - 500 Boylston Street, Boston, MA 02116.

A discussion of the basis for the Board's approval of the investment advisory contracts for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund with CAMCO and the advisory contract for Steward Multi-Manager Equity Fund with FRIMCo and of their approval of the agreements with the money managers is contained in the Funds' annual report for the period ended April 30, 2005. (The foregoing Funds are series of Steward Funds, Inc.) A discussion of the basis for the Board's approval of the investment advisory contract for Steward Small-Cap Equity Fund (formerly Capstone Growth Fund), a series of Capstone Series Fund, Inc., is contained in its annual report for the period ended October 31, 2005. A discussion of the basis for the Board's approval of the investment advisory contracts for Steward International Fund and Steward Short-Term Select Bond Fund will appear in the annual report for Steward Funds, Inc. for the fiscal year ended April 30, 2006 and is available in the Statement of Additional Information, dated February 28, 2006, for Steward Funds, Inc.

Administrator

CAMCO acts as administrator for each Fund. For its services as administrator, CAMCO receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds' average daily net assets. The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

Buying and Selling Fund Shares

Share Price

The purchase and redemption price for shares of each class of a Fund is the per share net asset value ("NAV") for that class that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Funds do not price their shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund and Steward Short-Term Select Bond Fund do not price their shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veteran's Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class. The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market, at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

In the event a price for a particular security is not available, or the available price is believed by the Adviser to be inaccurate, the security will be priced at its fair value in accordance with procedures approved by the Board which in certain cases require involvement of a Valuation Committee of the Board. It cannot be assured that any such fair value determination represents the price at which the particular securities could be sold during the period in which such fair value prices are used to determine the value of the Fund's assets. Thus, during periods when one or more of a Fund's securities are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio security was so established but before the Fund's net asset value per share is determined that is likely to change materially the value of said portfolio security and therefore change the Fund's net asset value, the Fund investment would be valued in accordance with fair value procedures established by the Board. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Minimum Investment

Individual Class shares - The minimum initial investment is $200 per Fund, except for continuous investment plans which have no minimum. There is no minimum for subsequent purchases, except that the minimum for subsequent telephone purchase per Fund is $1,000.

Institutional Class shares - The minimum initial aggregate investment in the Funds (including other portfolios of Steward Funds, Inc.) is $100,000 with no minimum per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial per Fund investment is $25,000. The minimum subsequent per Fund investment is $1,000, except that the minimum per Fund subsequent telephone purchase is $50,000.

The foregoing minimum investment requirements may be waived in the case of certain third-party subaccounting arrangements.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

Purchasing Fund Shares

You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. (An authorized dealer is one that has entered into a selling agreement with the Fund's distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund.) If the order is received by the authorized dealer by 4:00 p.m. Eastern Time, you will receive that day's NAV. Orders received subsequent to 4:00 p.m. Eastern Time will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds' distributor by mailing a completed Investment Application with a check or other negotiable bank draft payable to Steward Funds, Inc., to the Funds' Transfer Agent:

Transfer Agent's Address
Steward Funds
c/o BISYS Fund Services
P.O. Box 183004
Columbus, OH 43218-3004

Remember to make your check in an amount no less than any applicable minimum noted above. Payment for all orders must be received by the Transfer Agent within three business days after the order was placed or you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder's address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first call the Funds' Transfer Agent at 1-800-695-3208 to be assigned a Fund account number and to receive wire instructions.

You must follow up your wire transfer with a completed Investment Application. An application may be obtained by calling 1-800-262-6631 or by visiting the Funds' website at www.Stewardmutualfunds.com. Mail the application to the Transfer Agent's address (see above).

Subsequent investments may also be made by wire transfer at any time by following the above procedures. The wire transfer must include your name and your Fund account number.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund's investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund's policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchase of shares unless the Fund's investment adviser determines that the value of such securities can be calculated under the Fund's regular procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle.

Telephone Investment

After you have opened your account, you may make additional investments by telephone unless you declined that option on your Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208.

The minimum telephone purchase for Individual Class shares is $1,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order. For Institutional Class shares, the minimum telephone purchase is $50,000 and the maximum is five times the NAV of your shares held, for which payment has been received, on the day preceding your order.

Your telephone purchase will be priced at the NAV next determined after your call. Payment for your order must be received within three business days. Mail your payment to the Transfer Agent's address (see above). If your payment is not received within three business days, you will be liable for any losses caused by your purchase.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see "Investing by Wire Transfer," above) allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Individual Class shares, you may arrange to make regular monthly investments of at least $25 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional and Roth Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

Frequent Transactions

Short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. It is therefore the policy of the Funds to attempt to prevent and detect trading activity of Fund shareholders that could be detrimental to other Fund shareholders. The Funds' Board has therefore adopted policies and procedures designed to discourage frequent purchases and redemptions by Fund shareholders, primarily through the imposition of a redemption fee on short-term trades. A redemption fee equal to 2% of the amount redeemed will be applied to certain redemptions (including in connection with exchanges) of Fund shares within 5 days of purchase. (See "Redemption Fees," below.) For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The Fund may waive the fee for redemptions by certain institutional accounts and by certain tax-exempt retirement plans. All redemption fees will be paid to the Fund and will help offset brokerage commissions, odd-lot premiums, and other administrative costs associated with short-term trading. These policies and procedures may be amended or terminated at any time. Changes will be disclosed in an amendment or supplement to the Funds' Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

o Name;

o Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing; and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Redeeming Fund Shares

The price to sell one share of each Fund is the Fund's NAV. A 2% redemption fee is applied for certain redemptions or exchanges within 5 days of purchase. (See "Redemption Fees," below.)

You may redeem your Fund shares on any business day using one of the following procedures:

Through Authorized Dealers - You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Funds' distributor and your share price will be the NAV next determined after the order is received. Provided a redemption is more than 5 days from purchase of the particular shares (see "Redemption Fee," below), the Funds do not charge a fee for these redemptions, but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Distributor - You may redeem your Fund shares by writing to the Transfer Agent's address (see "Purchasing Fund Shares," above). You will generally receive a check for your redemption amount within a week after your check is received. Except for redemptions within 5 days of purchase (see "Redemption Fees," below), the Funds do not charge any fee for redemptions. If you request the proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

o you want the proceeds mailed to a different address or to be paid to someone other than the record owner; or

o you want to transfer ownership of the shares.

Signature Guarantee - A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

Redemption of Shares Purchased by Check - Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Redemption Fees

For shares that are redeemed within 5 days of purchase (including redemptions in connection with exchanges), a fee of 2% of the amount redeemed will be imposed. The fee is calculated on the net asset value of the shares being redeemed and is deducted from the redemption proceeds. The redemption fee will not be applied to redemptions of shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the fee, shares purchased through the reinvestment of dividends and distributions will be redeemed first, followed by shares held the longest. The fee will not apply to certain types of accounts, such as omnibus accounts, retirement plan accounts and other accounts to which application of the redemption fee is not technologically feasible. The fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 5 days following the death or disability of the shareholder (or, if a trust, its beneficiary), and redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by a Fund. All redemption fees will be paid to the particular Fund and will help offset brokerage commissions, market impact and other costs associated with short-term trading.

Expedited Redemption

If you want to redeem at least $1000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be mailed or wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds' cash reserves. The Funds do not impose a special fee for this service (but see "Redemption Fees," above). However, they (and their service providers) reserve the right to modify or not to offer this service in the future. They will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Individual Class shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds and there is no direct charge to you.

Redemption in Kind

If you request a redemption in excess of $1 million, each Fund reserves the right to pay any portion of the redemption proceeds in securities from the Fund's portfolio rather than in cash, in accordance with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities and you will bear the market risk on those securities until you sell them. To the extent practicable, the Fund will use only liquid securities for redemptions in kind. If the Adviser determines that it is in the best interests of the Fund to include illiquid securities in a redemption in kind, the redeeming shareholder may have difficulty selling such securities at a price representing their fair value.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to automatically redeem shares and close your account when it falls below the applicable minimum specified under "Minimum Investment," above, due to your redemptions or exchanges. Before a Fund automatically redeems your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account to the required minimum and thus avoid having your shares redeemed. An automatic redemption, as a sale of your Fund shares, may have tax consequences.

Small Account Fee

On or about December 1 of each year, an annual $12 fee will be deducted from each shareholder account in a Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200. The fee, which is paid to the applicable Fund, will apply separately to each account in the Fund that meets such criteria.

Exchanging Fund Shares (See also "Redeeming Fund Shares")

You may exchange your shares of a Steward Fund for shares of the same class of another Steward Fund at a price based on the respective NAVs of each Fund. There is no sales charge or other fee. (But see "Redemption Fees," above.) Please read the information in the Funds' prospectus concerning the Fund into which you wish to exchange. Your exchange must satisfy the applicable minimum investment and other requirements for the class of shares of the Fund into which you wish to exchange. The Fund into which you are exchanging must be available for sale in your state, and the exchange privilege may be amended or terminated upon 60 days' notice to shareholders.

You may place an exchange order by:

o mailing your exchange order to the Transfer Agent's address.

o telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that your exchange involves a sale of shares, with possible tax consequences. See "Dividends, Distributions and Taxes," below.

Dividends, Distributions and Taxes

Dividends and Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to shareholders each year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 -- receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 -- receive all dividend and capital gain distributions in cash; or

Option #3 -- receive capital gain distributions in cash and income dividends in additional shares.

Each Fund intends to declare and pay these dividends quarterly. Capital gains, if any, will be paid at least annually, generally in December.

Tax Treatment of Dividends, Distributions and Redemptions

If you hold shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain realized when you sell (redeem) or exchange shares of a Fund. This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange shares, you may have a capital gain or loss. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Any loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss, but only to the extent that the Fund has paid you long-term capital gain dividends with respect to those shares during that period.

The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income or as long-term capital gain. Distributions that are declared in December but paid in January are taxable as if they were paid in December. The Funds make no representation or warranty as to the amount or variability of each Fund's capital gain distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders' redemption patterns and, with respect to MME Fund, cash equitization activity.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

A Fund, particularly MME Fund and Steward International Equity Fund, may occasionally invest in securities of issuers in certain foreign countries. A Fund may have taxes withheld on the income received from those securities.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

Tax Treatment of In-Kind Purchases

Steward Multi-Manager Equity Fund anticipates that soon after it commences operations it may issue shares in exchange for securities in one or more large tax-free transactions. Because of the tax-free nature of these initial transactions, the Fund's tax basis in the transferred securities will be the same as the tax basis of the contributing shareholder. As a result, the amount of gain realized by the Fund on disposition of those securities, and the amount of capital gains required to be distributed to shareholders, may be greater than if the Fund had not accepted those initial in-kind purchases.

THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled "TAXES" in the Statement of Additional Information.

Financial Highlights

The following highlights tables are intended to help you understand the financial performance of (a) the Steward Domestic All-Cap Equity Fund and the Steward Select Bond Fund since they commenced operations on October 1, 2004 (b) and of Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) for the past five years. No information is provided for MME Fund, the registration of which was effective with the SEC on December 27, 2005, or for Steward International Fund or Steward Short-Term Select Bond Fund, the registrations of which were effective with the SEC on the date of this Prospectus. The "Per Share Data" reflects financial results for a single Fund share. The "Total Return" numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions).

The information for the period ended April 30, 2005 for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund are included in the Steward Funds, Inc. annual report for the fiscal period ended April 30, 2005. This annual report is available on request without charge and is incorporated by reference into the Statement of Additional Information of Steward Funds, Inc. (See "How to Get More Information," below.) The information for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund for the semi-annual period ended October 31, 2005, which is not audited, is contained in the semiannual report to shareholders for the period ended October 31, 2005, containing unaudited Financial Highlights and financial statements for Steward Domestic All-Cap Equity Fund and Steward Select Bond Fund. This semi-annual report is incorporated by reference into the Statement of Additional Information for Steward Funds, Inc. and is also available on request without charge. The information for the period ended October 31, 2005 for Steward Small-Cap Equity Fund (formerly Capstone Growth Fund) has been audited by Briggs, Bunting & Dougherty, LLP whose report, along with the financial statements for Capstone Growth Fund (now renamed Steward Small-Cap Equity Fund) are included in the Capstone Series Fund, Inc. annual report to shareholders for the fiscal year ended October 31, 2005. This report is available on request without charge and is incorporated by reference into the Statement of Additional Information of Capstone Series Fund, Inc.

Steward Funds, Inc.

Financial Highlights (Audited Annual)

Steward Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.12		0.14
Net realized and unrealized gain on investments	0.45		0.46
Total from investment operations	0.57		0.60

Distributions from:
Net investment income	(0.10)		(0.13)
Total distributions	(0.10)		(0.13)

Net Asset Value, End of Period	$ 25.47		$ 25.47

Total Return	2.26%	(b)	2.37%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$2,896		$67,835
Ratio of expenses to average net assets	1.21%	(c)	0.96%	(c)
Ratio of net investment income to average net assets	0.69%	(c)	0.93%	(c)
Portfolio turnover rate *	15.93%		15.93%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Audited Annual)

Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	April 30, 2005 (a)		April 30, 2005 (a)

Net Asset Value, Beginning of Period	$ 25.00		$ 25.00

Investment Operations:
Net investment income	0.43	(d)	0.46	(d)
Net realized and unrealized (loss) on investments	(0.40)		(0.40)
Total from investment operations	0.03		0.06

Distributions from:
Net investment income	(0.29)		(0.32)
Net realized gains	(0.01)		(0.01)
Total distributions	(0.30)		(0.33)

Net Asset Value, End of Period	$ 24.73		$ 24.73

Total Return	0.14%	(b)	0.25%	(b)

Ratios/Supplementary Data:
Net Assets, end of period (in 000's)	$3,050		$92,265
Ratio of expenses to average net assets	1.07%	(c)	0.82%	(c)
Ratio of net investment income to average net assets	2.92%	(c)	3.17%	(c)
Portfolio turnover rate *	44.13%		44.13%

(a) For the period from October 1, 2004 (commencement of operations) through April 30, 2005.
(b) Not annualized.
(c) Annualized.
(d) Computed using average shares outstanding throughout the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Unaudited Semi-Annual)

Steward Domestic All-Cap Equity Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	October 31, 2005		October 31, 2005

Net Asset Value, Beginning of Period	$ 25.47		$ 25.47

Investment Activities:
Net investment income	0.07		0.11
Net realized and unrealized gain on investments	1.99		1.98
Total from Investment Activities	2.06		2.09

Dividends
Net investment income	(0.06)		(0.10)
Total distributions	(0.06)		(0.10)

Net Asset Value, End of Period	$ 27.47		$ 27.46

Total Return	8.05%	(a)	8.19%	(a)

Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$3,673		$80,582
Ratio of expenses to average net assets	1.02%	(b)	0.77%	(b)
Ratio of net investment income to average net assets	0.50%	(b)	0.76%	(b)
Portfolio turnover rate *	3.26%		3.26%

(a) Not annualized.
(b) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Steward Funds, Inc.

Financial Highlights (Unaudited Semi-Annual)

Steward Select Bond Fund

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Individual Class		Institutional Class
	Period Ended		Period Ended
	October 31, 2005		October 31, 2005

Net Asset Value, Beginning of Period	$ 24.73		$ 24.73

Investment Activities:
Net investment income	0.39		0.42
Net realized and unrealized loss on investments	(0.44)		(0.43)
Total from Investment Activities	(0.05)		(0.01)

Distributions from:
Net investment income	(0.40)		(0.43)
Net realized gains	-		-
Total Dividends	(0.40)		(0.43)

Net Asset Value, End of Period	$ 24.28		$ 24.29

Total Return	(0.23)%	(a)	(0.06%	(a)

Ratios/Supplementary Data:
Net Assets at end of period (in 000s)	$2,867		$106,770
Ratio of expenses to average net assets	0.96%	(b)	0.71%	(b)
Ratio of net investment income to average net assets	3.32%	(b	3.57%	(b)
Portfolio turnover rate *	26.45%		26.45%

(a) Not annualized.
(b) Annualized.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Capstone Series Fund, Inc.

Financial Highlights (Audited Annual)

Steward Small-Cap Equity Fund (formerly, Capstone Growth Fund)

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for each period indicated.

	Year Ended October 31,
	2005	2004	2003	2002	2001

PER SHARE DATA

Net asset value at beginning of period	$12.30	$11.68	$10.20	$12.08	$18.11

Investment Operations:
Net investment income/(loss)	0.02	(0.02)	0.02	0.01	0.01
Net realized and unrealized gain/(loss)		0.66	1.47	(1.88)	(4.34)
on investments	0.69
Total from investment operations	0.71	0.64	1.49	(1.87)	(4.33)

Distribution from:
Net investment income	(0.02)	(0.02)	(0.01)	(0.01)	--
Net realized gains	--	--	--	--	(1.70)

Total distributions	(0.02)	(0.02)	(0.01)	(0.01)	(1.70)

Net asset value at end of period	$12.99	$12.30	$11.68	$10.20	$12.08

Total Return	5.79%	5.44%	14.59%	(15.48%)	(25.73)%

Ratios/Supplemental Data

Net assets, end of period (in 000's)	$42,455	$45,898	$47,659	$45,427	$58,841

Ratio of total expenses to average net assets	1.67%	1.55%	1.43%	1.38%	1.27%

Ratio of net investment income (loss) to average net assets	0.16%	(0.12%)	0.14%	0.06%	0.08%

Portfolio turnover rate	113%	34%	20%	94%	58%

How to Get More Information

Further information about the Funds is contained in:

o The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

o Annual and Semi-Annual Reports about the Funds describe their performance and list their portfolio securities. They also include letters from Fund management describing each Fund's investment strategies and discussing market conditions and trends and their implications for the Funds.

You may obtain free copies of the SAI, reports or other information about the Funds or your account by calling 1-800-262-6631. You may also visit the Funds' website at http://www.stewardmutualfunds.com, where it is intended that this information will be available on a going-forward basis.

You may also get free copies of the SAI, reports or other information about the Funds directly from the Securities and Exchange Commission ("SEC") by:

o Visiting the SEC's public reference room. (Call 1-202-551-8090 or e-mail publicinfo@sec.gov for information).

o Sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by e-mail to publicinfo@sec.gov..

o Visiting the SEC's EDGAR database on its website - http://www.sec.gov.

The Investment Company Act File Number with the SEC for Steward Small-Cap Equity Fund is: 811-1436

                    The Investment Company Act File Number with the SEC for all the other Funds is
                    811-01597.

STEWARD SMALL-CAP EQUITY FUND

(formerly, Capstone Growth Fund)

a Series of Capstone Series fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus dated February 28, 2006. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.

The report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report for the period ended October 31, 2005 ("Annual Report") is incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 or by calling toll free 1-800-262-6631.

The financial statements in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

TABLE OF CONTENTS

General Information.
Investment Policies and Restrictions
Risk Factors
Directors and Executive Officers
Investment Adviser
Distributor
Portfolio Transactions and Brokerage
Personal Trading Policies
Determination of Net Asset Value
How to Buy and Redeem Shares
Dividends and Distributions
Taxes
Control Persons and Principal Holders of Securities
Financial Statements
Other Information

GENERAL INFORMATION

The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994. On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc. ("Company") and the Fund was redesignated Capstone Growth Fund. On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes. The original class has been designated "Individual Class" and the new class is designated "Institutional Class."

The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company ("Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company ("Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.

INVESTMENT POLICIES AND RESTRICTIONS

U.S. Government Securities. Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities.

Corporate Debt Securities. Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) that meet the Fund's quality standards. The Fund will not invest in corporate debt securities that, at the time of investment, are rated below A by S&P or Moody's, or if not rated, are determined by the Adviser and Administrator to be below such quality.

Options and Futures. The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying stock index.

The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and (ii) engage in margin transactions with respect to such investments.

A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin," to cover any additional obligation it may have under the contract.

Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

Foreign Securities. Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities, stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation; difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

Forward Foreign Currency Exchange Transactions. The Fund may enter into forward currency exchange contracts in an attempt to hedge against adverse movements in the relationship exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transaction or as a hedge for the Fund's portfolio positions.

These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain from positive fluctuations. There can be no assurance that these activities will be successful in protecting the fund against negative effects of currency fluctuation.

Securities of Other Investment Companies. The Fund may invest in securities issued by the other investment companies. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain OTC Options (as defined below), certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value. Also, certain securities deemed to be illiquid may subsequently be determined to be liquid if they are found to satisfy relevant liquidity requirements.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company's total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund's 15% limit on illiquid investments. (See "Investment Companies," above.)

The foregoing limitations on restricted and illiquid securities do not apply to (1) commercial paper issued under Section 4(2) of the Securities Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Adviser in accordance with guidelines approved by the Board. These guidelines adopted by the Board for the determination of liquidity of 144A securities take into account trading activity and the nature of the market for such securities, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid.

The expenses of registering restricted securities that are illiquid (excluding securities that may be resold by the Fund pursuant to Rule 144A under the Securities Act) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The Board has adopted guidelines and delegated to the Adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board, however, retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Restrictions A. The Fund has elected to be classified as a diversified open-end series of Capstone Series Fund, Inc.

B. The Fund may not:

1. Borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. Concentrate its investments in a particular industry, as those terms are used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. Purchase physical commodities or contracts relating to physical commodities;

7. Make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

With respect to restriction A, under currently applicable law, the Fund is "diversified " if at least 75% of the value of its total assets is represented by (i) cash and cash items (including receivables), (ii) Government securities, (iii) securities of other investment companies, and (iv) other securities of which the Fund's investment in any one issuer totals no more than 5% of the value of the Fund's total assets and represents no more than 10% of that issuer's outstanding voting securities.

With respect to restrictions B1, B2, B3 and B7, applicable law and regulatory policy currently establishes the following limits:

o Borrowing. A registered open-end investment company ("fund"), such as the Fund, is permitted to borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300 percent for all borrowings by the fund. A fund may also borrow for temporary purposes only in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made. (A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The Securities and Exchange Commission ("SEC") has indicated, however, that certain types of transactions, which could be deemed "borrowings" (such as firm commitment agreements and reverse repurchase agreements), are permissible if the fund "covers" the agreements by establishing and maintaining segregated accounts.

o Senior Securities. A fund is not permitted to issue any class of senior security, except for permitted borrowings (see "Borrowing," above) or to sell any senior security of which it is the issuer. A fund is, however, permitted to issue separate series of shares and to divide those series into separate classes.

o Concentration. The SEC staff takes the position that investment of 25% or more of a fund's assets in any one industry represents concentration.

o  Loans of Portfolio Securities. The SEC staff takes that position that the aggregate market value of securities loaned may not at any time exceed 33 1/3% of the total assets of the Fund (after giving effect to the loan) at the time the loan is made.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, provided that if asset coverage for borrowings falls below the required 300 percent, noted above, the Fund shall, within three days, reduce its borrowings so that such asset coverage will be at least 300 percent.

As a non-fundamental investment restriction, the Fund will invest no more than 15% of its net assets in illiquid securities.

The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 113% for the Fund's fiscal year ended October 31, 2005 and 34% for the fiscal year ended October 31, 2004.  The portfolio turnover ratio for the fiscal year ended October, 2005 was due to a decision to focus the Fund's portfolio on small cap stocks.

Risk Factors

Stock Index Futures and Related Options

The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P 500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgment in this respect will be correct. Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

Foreign Securities

Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

The Fund's investments may include securities represented by European Depositary Receipts ("EDRs") and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company. They represent the deposit with that bank or trust company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain. EDRs are similar to ADRs except that they are issued and traded in Europe.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

Forward Foreign Currency Exchange Transactions

The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.

Disclosure of Portfolio Holdings

The policy of the Fund and its service providers is to protect the confidentiality of the Fund's portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Fund's Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of its service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Fund's Chief Compliance Officer.

The Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings may be viewed on the SEC's website. Following or simultaneously with the filing of these reports, which must be filed within 60 days of the close of each fiscal quarter of the Fund and are as of the close of each such quarter, the Fund may make public a summary or list of completed purchases and sales ("trade commentary").

Although it does not currently do so, the Fund's policies and procedures would permit it to provide non-public portfolio holdings information to certain mutual fund evaluation services, such as Standard & Poor's, Morningstar or Lipper Analytical Services and to due diligence departments of broker-dealers and wirehouses that regularly develop analyses of mutual fund data which they make publicly available. Any disclosures of non-public information about Fund portfolio holdings will permitted only if approved in advance by the Fund's Chief Compliance Officer and the arrangement includes terms reasonably designed to prohibit trading on non-public information. The Fund may provide this information to such organizations before it is filed with the SEC or otherwise made public, provided (i) the organization agrees not to distribute the holdings information or analyses based on that information to persons who are likely to use the information to trade Fund shares before the holdings information or analyses are made public, and (ii) the organization signs a confidentiality agreement with respect to the Fund's information. Subject to similar appropriate confidentiality agreements and trading restrictions, the Fund may, for legitimate business purposes, make non-public disclosure of its holdings under other limited circumstances to other persons -- for example, in the event of a merger or retention of a new adviser or sub-adviser. Nothing in the Fund's policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

If approved by the Fund's Chief Compliance Officer, the Fund or its authorized service provider may distribute the following information concerning the Fund's portfolio before information is publicly disclosed in SEC filings, if the information, or information on the Fund's holdings from which the information is derived, has been otherwise publicly disclosed: (a) information on the Fund's top ten holdings and their aggregate percentage in the Fund's portfolio, and (b) information on sectors represented in the Fund's portfolio and the percentage of the portfolio represented by each sector.

The Fund or its authorized service provider may at any time distribute other analytical data that does not identify any specific portfolio holding.

The Adviser's trading desk may periodically distribute lists of investments held by its clients (including the Fund) to facilitate efficient trading of those investments and receipt of relevant research. The Adviser may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by the Fund or that are under consideration for the Fund. The list will not, however, indicate that the Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to the Fund's policies and procedures would involve a conflict of interest between the Fund's shareholders and the Fund's investment adviser, distributor or any affiliated person of the Fund, its investment adviser or its distributor, such disclosure may not be made without the approval of a majority of the Fund's independent directors upon a determination that the arrangement is in the best interest of the Fund's shareholders. Neither the Fund nor its investment adviser, distributor or any affiliated person of the Fund, its investment adviser or distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Fund's Chief Compliance Officer is responsible for monitoring compliance with the Fund's portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Fund's portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Fund and its shareholders.

The Board may impose additional restrictions on dissemination of information about the Fund's portfolio holdings. The Fund's policies and procedures regarding disclosure of fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders. If a proposed disclosure would involve a conflict of interest with the Fund's investment adviser or distributor, or an affiliate of the Fund, its investment adviser or distributor, approval by a majority of the Fund's independent trustees is required.

DIRECTORS AND EXECUTIVE OFFICERS

The directors provide overall supervision of the affairs of the Fund. The Fund's directors and executive officers, and their principal occupations for the last five years, are listed below. All persons named as directors also serve in similar capacities for other investment companies administered by the Adviser as indicated below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Interested Director
Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director, President & Chairman of the Board	From 1998	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.	7	None
Independent Directors
John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Director	From 1998	Self-employed Investor Consultant	7	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 77	Director	From 1998	Retired	7	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 75	Director	From 1998	Financial Consultant; Managing Director of Benefit Capital Southwest	7	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associate Materials, Inc. (1988-2001); Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 46	Director	From 2003	CEO/President of Freedom Stores, Inc.	7	None

John M. Briggs 435 Williams Road Wynnewoood, PA 19096-1632 Age: 55	Director	From 2005	Treasurer, Susan G. Komen Foundation - Philadelphia affiliate; Partner, Briggs Bunting and Dougherty, LLP (May 1997 - December 2004)	7	Director-Healthcare Services Group, Inc.

Executive Officers
Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Executive Vice President	From 1998	Executive Vice President and Portfolio Managerof Capstone Asset Management Company & Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 54	Sr. Vice President	From 1998	Executive Vice President and Portfolio Manager of Capstone Asset Management Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	N/A	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 44	Sr. Vice President	From 1998	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Richard A. Nunn 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 59	Sr. Vice President, Secretary, Principal Financial Accounting Officer and Chief Compliance Officer	From 2004	Senior Vice President and Chief Compliance Officer of Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004- present; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present	N/A	None

Kimberly A. Wallis 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 38	Asst. Vice President Compliance	From 2004	Asst. Vice President Compliance, Capstone Asset Management Company and Capstone Asset Planning Company, 2004-present; Officer of other Capstone Funds, 2004-present; Compliance Analyst, Capstone Asset Management Company and Capstone Asset Planning Company, 2002-2004; Paradigm Trading, technical analyst, 1999-2002	N/A	None

Carla Homer 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 46	Treasurer	From 2004	Treasurer of Capstone Asset Management Company; Officer of other Capstone Funds	N/A	None

Alaina V. Metz 3435 Stelzer Road Columbus, Ohio 43219 Age: 39	Asst. Secretary.	From 2004	Vice President, Regulatory Services, BISYS Fund Services, 2002-present; Chief Administrative Officer, Blue Sky, BISYS Fund Services, 1995-2002; Officer of other Capstone Funds, 2004-present	N/A	None

_________________________

*	Mr. Jaroski is an "interested person" of the Steward Small-Cap Equity Fund, as defined in the Investment Company Act of 1940, because of his position with CAMCO and the Distributor.
**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

The Fund has four committees which report to the Board of Directors. Two of these committees, the Audit Committee and the Nominating/Corporate Governance Committee, are comprised exclusively of independent directors. The Valuation and Investment Review Committee, and the Compliance Committee are comprised exclusively of members of the Board of Directors. Following is a description of each of the committees:

Audit Committee - The purpose of this committee is to oversee the accounting and financial reporting policies and practices and internal controls of the Funds, and, as appropriate, the internal controls of certain service providers to the Fund; to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and to act as a liaison between the Fund's independent auditors and the full Boards. The Committee is composed entirely of independent members of the Board of Directors of the Fund. Current Committee members are: Leonard B. Melley, Chairman; John R. Parker, James F. Leary, John Briggs and Bernard J. Vaughan. The Committee met four times during the fiscal year ended October 31, 2005.

Compliance Committee - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to investment management and trading, sales and service, administration and pricing and regulatory procedures. Current Committee members are: James F. Leary, Chairman; Edward L. Jaroski, John R. Parker, Bernard J. Vaughan, John Briggs and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2005.

Nominating/Corporate Governance - The purpose of this committee is to nominate independent directors to the Board of Directors and members for other Board Committees, and to evaluate and enhance the effectiveness of the Board and its Committees in their role in governing the Fund and overseeing the management of the Funds. The Committee is composed entirely of independent members of the Boards of Directors of the Fund. Current Committee members are: Bernard J. Vaughan, Chairman; John R. Parker, James F. Leary, John Briggs and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2005. The nominating committee will not consider nominees recommended by shareholders.

Valuation and Investment Review - The purpose of this committee is to oversee management's implementation of internal controls and procedures relating to the valuations placed on the securities of the Fund, to review and confirm the implementation of changes intended to improve performance, and to evaluate fund performance. Current Committee members are: John R. Parker, Chairman; Edward L. Jaroski, . Bernard J. Vaughan, James F. Leary, John Briggs and Leonard B. Melley. The Committee met four times during the fiscal year ended October 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Edward L. Jaroski	over $100,000	over $100,000
Bernard J. Vaughan	$50,001 - $100,000	$50,001 - $100,000
James F. Leary	$1 - $10,000	$1 - $10,000
John R. Parker	None	$1 - $10,000
Leonard B. Melley	$50,001 - $100,000	$50,001 - $100,000
John M. Briggs	None	None

* Information provided as of October 31, 2005.

As of October 31, 2005, the independent directors, and/or any of their immediate family members, did not own any securities issued by the Adviser or any company controlling, controlled by or under common control with Capstone Asset Management Company.

The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. Each independent director serves as a director or trustee on the Board of two other registered investment companies comprising the Capstone Complex of Investment Companies. The independent directors/trustees are entitled to $2,000 per meeting attended and are paid an annual retainer of $7,000. In addition, each independent director/trustee is paid $500 per committee for serving on four (4) committees. The Lead Director is paid an additional $2,000 for serving the complex. All fees received by the directors/trustees are allocated among the Funds based on net assets. The directors/trustees and officers of the Capstone Funds are also reimbursed for expenses incurred in attending meetings of the Boards of Directors/Trustees. For the fiscal year ended October 31, 2005, the Fund paid or accrued for the account of its officers and directors, as a group for services and expenses in all capacities, a total of $10,038.00. The following table represents the compensation received by the independent directors/trustees for the year ended October 31, 2005 from the Capstone Funds complex.

Name of Person, Position	Aggregate Compensation from Registrant (4)	Pension or Retirement Benefits Accrued as Part of Fund	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Directors
James F. Leary, Director(1)(2)(3)	$2509	$0	$0	$17,000
John R. Parker, Director(1)(2)(3)	$2386	$0	$0	$17,000
Bernard J. Vaughan, Director(1)(2)(3)	$2386	$0	$0	$19,000
Leonard B. Melley, Director(1)(2)(3)	$2386	$0	$0	$17,000
John M. Briggs(1)(2)(3)	$ 371	$0	$0	$5,250(5)

_______________

(1)	Capstone Series Fund, Inc. ("CSFI") does not pay deferred compensation.
(2)	Director of Steward Funds, Inc. ("SFI")
(3)	Director of Capstone Church Bond Fund ("CCBF")
(4)

Compensation received by independent directors/trustees is allocated among the Capstone Fund Complex on which such directors/trustees serve based on net assets. The Capstone Fund Complex consists of Steward Funds, Inc. ("SFI"), Capstone Series Fund, Inc. ("CSFI") and Capstone Church Bond Fund ("CCBF"). CSFI has only one portfolio. CCBF is a close-end interval fund. SFI has five currently operating portfolios; Steward Multi-Manager Equity Fund, Steward Domestic All-Cap Equity Fund, Steward Select Bond Fund, Steward International Equity Fund and Steward Short-Term Select Bond Fund.

(5)	Represents compensation starting August 24, 2005, when Mr. Briggs was appointed as a director/trustee of the investment companies in the Capstone Fund Complex.

INVESTMENT ADVISER

Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

For its services as investment adviser and administrator, the Adviser receives investment advisory and administration fees at the following annual rates, paid at the end of each calendar month computed daily based on the Fund's average daily net assets:

Investment Advisory Fee Administration Fee

0.500% on assets up to $100,000,000 0.075% on assets up to $500,000,000

0.450% - $100,000,001 - $250,000,000 0.060% - $500,000,001 to $1,000,000,000

0.350% - $250,000,001 - $500,000,000 0.050% on assets over $1,000,000,000

0.300% - $500,000,001 - $750,000,000

0.275% on assets over $750,000,000

Prior to March 1, 2006, the Fund paid fees to the Adviser for investment advisory and administrative services at an annual rate, computed daily and paid monthly, equal to 0.75 of 1% per annum on the first $50 million of the Fund's average daily net assets, .60 of 1% per annum on the next $150 million of the Fund's average daily net assets, 50 of 1% per annum on the next $300 million of the Fund's average daily net assets and .40 of 1% per annum on all of the Fund's average daily net assets in excess of $500 million. The fee was paid monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. For the fiscal years ended October 31, 2005, 2004, 2003, 2002 and 2001, the Fund paid investment advisory fees in the amounts of $336,144, $356,294, $336,656, $407,788 and $497,352 respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was 0.75%, 0.75%, 0.75%, 0.73% and 0.71% respectively, for each of those years.

BISYS Fund Services performs accounting, bookkeeping and pricing services for the Fund. For these services, BISYS Fund Services receives a monthly fee from the Fund.

Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory and administration fees, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

The CAMCO Agreement was approved by unanimous votes of the Board of Directors, and of the directors who are not interested persons at a meeting held March 1, 2005. At a meeting held November 14, 2005, the Directors and the independent directors, separately and by unanimous vote, each approved the reduction in total investment advisory and administration fees and the new fee schedule described above. They approved the revised CAMCO Agreement reflecting this fee reduction at a meeting held February 28, 2006. The directors reviewed with counsel a report prepared by the Adviser concerning its advisory and administrative services to the Fund, and materials concerning the Fund's performance and expenses, including advisory fee rates, for the Fund and comparable funds. The directors also considered information presented at the March 1, 2005 meeting concerning the Adviser's soft dollar arrangements, its updated execution system, its oversight of the Fund's other service providers and its program for complying with various recent regulatory developments. The directors considered various sources of compensation to the Adviser and its affiliates, including the receipt of distribution fees by the Fund's distributor, as well as the Adviser's financial health. The directors noted that they had requested and received a report at their meeting held May 19, 2004, concerning matters related to the Fund's investment strategy, marketing strategy and benchmark. The Adviser had responded by proposing, at a meeting held August 24, 2005, a change in the Fund's name, investment strategies and benchmark, a reduction in investment advisory and administration fees, and other changes designed to include the Fund as an additional investment option to the portfolios of Steward Funds, Inc. These changes would require a change in the Fund's fiscal year end to April 30, the adoption of the cultural values investment policies of Steward Funds, Inc., the retention of Steward Fund Consultants, Inc. to provide expertise and education to the Board in developing the cultural values policies and the appointment of an Advisory Committee with respect to the Fund's cultural values policies. These changes were approved at the Board's November 14, 2005 meeting and confirmed at its meeting held February 28, 2006, when the final form of revised CAMCO Agreement was approved. In determining to make these changes and to amend the Advisory Agreement to provide for reduced investment advisory and administration fees, the directors noted their general satisfaction with the proposals, as well as the benefits to shareholders of lower fees, of a more focused investment strategy and of being included in the Steward group of funds as an investment option, which could attract a new type of investor to the Fund while pursuing policies consistent with the Fund's investment objective.

The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

PROXY VOTING POLICIES

The Fund's Board of Directors has approved the Adviser's Proxy Voting Policies and Procedures as the procedures to be followed in voting proxies for the Fund. The Proxy Voting Policies and Procedures are attached as Exhibit A to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 1-800-262-6631, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

DISTRIBUTOR

Capstone Asset Planning Company (the "Distributor"), 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Since August 21, 1995, no front-end sales load has been applicable to sales of the Fund's shares.

The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor receives no underwriting discounts or commissions, redemption or repurchase fees or brokerage commissions from the Fund. It does receive payments, as described below, under the Fund's Service and Distribution Plan.

At a meeting held October 17, 2003, the Fund's shareholders approved an amendment to the Fund's Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to "compensate" (rather than "reimburse") the Distributor for certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. The Plan was originally adopted effective March 1, 1992. The Plan, as amended, permits the Fund to compensate the Distributor at an annual rate of 0.25% of the Fund's average daily net assets for certain distribution and service activities. As required by Rule 12b-1, the amendment to the Fund's Plan was approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the Investment Company Act of 1940 and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors") at a meeting held June 9, 2003, and by the Fund's stockholders at the Annual Meeting of Stockholders held October 17, 2003. The Plan has been reviewed annually by the Fund's Board and has been continued based on a determination by the Board, and by the Plan Directors, that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders. The Board's most recent annual review of the Plan was at a meeting held February 28, 2006, at which continuation of the Plan was approved by majorities of both the Board and the Plan Directors and the Plan was amended to indicate that the 0.25% fee applies to Individual Class shares.

As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The amounts paid to the Distributor and reallowed by the Distributor to other Service Organizations during the past three fiscal years were as follows:

Fiscal Year Ended	Total 12b-1 Fees Paid	Amount Retained by Distributor	Amount Paid to Other Service Organizations
10/05	$112,048	$107,934	$4114
10/04	$119,141	$114,087	$5,054
10/03	$112,218	$107,928	$4,290

Amounts retained by the Distributor were used to reimburse the following expenses incurred:
Salaries/Benefits/Taxes	$357,391
Rent	$40,740
Telephone	$13,516
Systems Equipment	$37,134

The distributor incurred expenses in excess of the amounts stated above.

The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Fund paid the following commissions during the period indicated:

Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2003	Year Ended 10/31/2002	Year Ended 10/31/2001
$151,700(1)	$48,792(2)	$32,152	$162,354 (1)	$79,624 (1)

(1)	Of this amount, approximately 100% was paid to brokers who furnished research services.

(2)	Of this amount, approximately 90% was paid to brokers who furnished research services.

No commissions were paid to affiliated brokers.

PERSONAL TRADING POLICIES

The Funds, the Adviser and Administrator, and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the Investment Company Act of 1940. Consistent with requirements of that Rule, the Codes permit persons subject to the codes to invest in securities, including securities that may be purchased by a Fund. The codes and the Rule require these transactions to be monitored.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of fund shares is the Fund's net asset value (NAV) per share that is next determined after your purchase or sale order is received by the Fund, transfer agent or authorized dealer. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced as of 4:15 p.m. Eastern Time. The Fund does not price its shares on days the Exchange is closed for trading -- normally, weekends, national holidays and Good Friday. The NAV of the Fund shares reflects the aggregate assets less the liabilities attributable to the Fund's shares . The price of equity securities is determined by (i) valuing securities listed on an exchange at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (ii) by valuing securities traded on the NASDAQ market at the Nasdaq Official Closing Price, if available, otherwise at the last reported sale price, or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing other equity securities at the mean between the last reported bid and asked prices and (iv) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors.

Debt securities (other than short-term obligations) including listed issues, are valued at the bid price on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term securities (those with remaining maturities of 60 days or less) are valued at amortized cost. Each of these methods has been determined in good faith by the Board to represent fair value for the affected securities.

HOW TO BUY AND REDEEM SHARES

Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Steward Small-Cap Equity Fund, c/o BISYS Fund Services, 3435 Stelzer Rd., Columbus, OH 43219. In addition, certain expedited redemption methods are available. See "Buying and Selling Fund Shares" in the Prospectus.

DIVIDENDS AND DISTRIBUTIONS

The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

TAXES

The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

Distributions

Dividends paid out of the Fund's investment company taxable income, whether received in cash or reinvested in Fund shares, will be taxable to a stockholder as ordinary income. The excess of net long-term capital gains over the short-term capital losses realized, properly designated and distributed by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gain rates regardless of how long a stockholder has held Fund shares.

Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.  Dividends that constitute "qualified dividend income" may be taxable to individual investors at the same rates applicable to long-term capital gains. (See "Tax Treatment of Dividends Distributions and Redemptions" in the Prospectus.)

All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Hedging and Other Transactions

Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

Disposition of Shares

Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Backup Withholding

The Fund may be required to withhold Federal income tax at the rate of 28% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

Other Taxes

Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 17, 2006 PLI Funds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 owned of record and beneficially 11.7% of the outstanding shares of common stock of the Fund.

FINANCIAL statements

The Report of Independent Registered Public Accounting Firm and financial statements of the Fund included in its Annual Report to shareholders for the fiscal year ended October 31, 2005 are incorporated herein by reference to such Annual Report. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-262-6631.

OTHER INFORMATION

Custody of Assets. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank (the "Custodian"), 38 Fountain Square, Cincinnati, Ohio 45263.

Stockholder Reports. Semi-annual financial statements are furnished to stockholders, and annually such financial statements are audited by the independent accountants.

Independent Registered Public Accounting Firm. Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, 1500 JFK Boulevard, Suite 820, Philadelphia, Pennsylvania 19102-1732, the independent registered public accounting firm for the Fund, performs annual audits of the Fund's financial statements.

Legal Counsel. Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, is legal counsel to the Fund.

Accounting Agent, Transfer Agent and Shareholder Servicing Agent. The Fund's accounting, transfer and shareholder servicing agent is BISYS Fund Services, 3435 Stelzer Road., Columbus, OH 43219.

APPENDIX - I

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised: June 30, 2003

I. Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly. Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority. The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II. Limitations on Policy

a. Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time. In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b. Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c. Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances. As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III. Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o Vote the proxies in accordance with the recommendations of an independent proxy voting service;

o Refer the voting decision to the Client;

o Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV. Administration

a. Obtaining Proxy Statements. CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner. A list of accounts for which CAMCO is required to vote proxies will be maintained. Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO. Any discrepancies will be resolved promptly.

b. Disclosure. CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes. In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c. Records. CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d. Proxy Voting Responsibility. To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area. (See Appendix B).

The Proxy Voting Committee shall:

o Supervise the proxy voting process, including the indemnification of material conflicts of interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o Determine how to vote proxies relating to issues not covered by these guidelines; and

o Determine when the Adviser may deviate from these guidelines.

 e. Compliance Responsibility. CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f. Review of Procedures. CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees. If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B. Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G. Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H. Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A. Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o long-term financial performance of the target company relative to its industry

o management's track record

o background to the proxy contest

o qualifications of director nominees (both slates)

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o We will generally vote for the selection of auditors. If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o We examine on a case-by-case basis, proposalos to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B. Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A. Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B. Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C. Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G. Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o Dilution - How much will ownership interest of existing shareholders to be reduced, and how extreme will dilution to any future earning be?

o Change in Control - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

A. Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

 B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o anticipated financial and operating benefits;\

o offer price (cost vs. premium).

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We generally vote for changing the corporate name. If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A. Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals. If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o Re-election of board members

o Name changes

o Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research. We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes. If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o Acquisitions

o Mergers

o Spin-offs

o Significant changes in the By-Laws, Articles of Incorporation, etc.

o Anti-takeover provisions, poison pills

o Rights offerings

o Measure in authorized shares of common or preferred stock

APPENDIX B

1. Proxy Voting Committee

Dan Watson

Edward Jaroski

Howard Potter

John Wolf

Paul Townsen

Gina Garcia

Richard A. Nunn

Lance Estridge

Kimberly Wallis

2. Individual Responsibility for Monitoring Compliance with these Procedures

Richard A. Nunn

STEWARD SMALL-CAP EQUITY FUND
(a Series of Capstone Series Fund, Inc.)

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 2-83397)

Item 23. Exhibits
(a)(1)	Form of Articles of Incorporation of Capstone U.S. Trend Fund, Inc.; Exhibit 1(h) to Post-Effective Amendment No.12 to Registration Statement No. 2-83397 and incorporated herein by reference.
(a)(2)	Copy of Agreement and Articles of Transfer between Capstone U.S. Trend Fund, Inc. and U.S. Trend Fund, Inc. dated May 11, 1992; Exhibit 1(g) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397 and incorporated herein by reference.
(a)(3)	Copy of Articles of Amendment to Articles of Incorporation of Capstone Growth Fund, Inc.; Exhibit 1(i) to Post-Effective Amendment No. 16 to Registration Statement No. 2-83397 and incorporated herein by reference.
(a)(4)	Copy of Articles of Incorporation, filed with Post Effective Amendment No. 29 on December 28, 2001 and incorporated herein by reference.
(a)(5)	Copy of Articles of Amendment, filed with Post Effective Amendment No. 29 on December 28, 2001 and incorporated herein by reference.
(a)(6)	Copy of Articles of Supplementary, dated January 22, 2002, filed with Post-Effective Amendment No. 30 on February 28, 2002 and incorporated herein by reference.
(a)(7)	Copy of Articles of Amendment, dated January 22, 2002, filed with Post-Effective Amendment No. 30 on February 28, 2002 and incorporated herein by reference.
(a)(8)	Copy of Articles of Amendment, dated December 20, 2005, filed herewith.
(a)(9)	Copy of Articles Supplementary, dated December 20, 2005, filed herewith.
(b)(1)	Form of By-Laws of Capstone U.S. Trend Fund, Inc. (now Capstone Series Fund, Inc.); filed with Post Effective Amendment No: 29 on December 28, 2001 and incorporated herein by reference.
(c)	None.
(d)	Copy of Amended and Restated Investment Advisory Agreement between Capstone Series Fund, Inc., with respect to Steward Small-Cap Equity Fund, and Capstone Asset Management Company, filed herewith.
(e)(1)	Copy of Amended and Restated General Distribution Agreement between Registrant and Capstone Asset Planning Company, filed herewith.
(e)(2)	Copy of Selling Group Agreement, filed herewith.
(f)	None.
(g)	Copy of Custody Agreement between Capstone Growth Fund and Fifth/Third Bank dated December 13, 1994; filed with Post Effective Amendment No. 29 on December 28, 2001 and incorporated herein by reference.
(h)(1)	Consulting Agreement with Steward Fund Consultants, Inc., filed herewith.
(h)(2)	Master Services Agreement - filed herewith.
(i)	Opinion of Dechert, LLP, filed with Post-Effective Amendment No. 32 on February 18, 2004 and incorporated herein by reference.
(j)(1)	Powers of Attorney of Messrs. James F. Leary, Leonard B. Melley, Jr., John R. Parker, John M. Briggs and Bernard J. Vaughan signed - filed herewith.
(j)(2)	Consent of Briggs, Bunting & Dougherty, LLP, Registered Public Accounting Firm, filed herewith.
(k)	None.
(l)	None.
(m)	Amended Service and Distribution Plan , filed herewith.
(n)	Plan pursuant to Rule 18f-3, filed herewith.
(p)	Code of Ethics, filed with Post-Effective Amendment No. 32 on February 18, 2004 and incorporated herein by reference.

Item 24. Persons Controlled or under Common Control with Registrant

Registrant does not control and is not under common control with any person.

Item 25. Indemnification

The Articles of Incorporation include the following:

"Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

The By-Laws of the Registrant include the following:

"The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26. Business and other Connections of Investment Adviser

The investment adviser of the Registrant is also the investment adviser of Steward Funds, Inc. Such adviser also manages private accounts and is an adviser for a portion of the Tenneco Inc. Pension Plan. For further information, see "Directors and Officers" in Part B. hereof.

Item 27. Principal Underwriters

(a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Steward Funds, Inc. and Capstone Church Bond Fund.

(b) Directors and Officers of the Registrant's Principal Underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edward L. Jaroski	President and Director	President and Chairman of the Board
Richard A. Nunn	Sr. Vice President, Chief Compliance Officer, Chief Financial Officer	Secretary/Chief Compliance Officer/ Senior Vice President
Shelley A. Severson	Sr. Vice President	N/A
Leticia N. Jaroski	Vice President	N/A
Carla Homer	Treasurer	Treasurer

* The principal business address of each person listed in the table is 5847 San Felipe, Suite 4100, Houston, Texas 77057.

Item 28. Location of Accounts and Records

Capstone Asset Management Company, the investment adviser to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and BISYS Fund Services, accounting agent, transfer agent and shareholder servicing agent of the Registrant, 3435 Stelzer Rd., Columbus, OH 43219, and Iron Mountain, 1888 Stebbins Drive, Houston, Texas 77043, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 28th day of February, 2006 and represents that this Post-Effective Amendment No. 36 does not contain material that would make it ineligible for filing pursuant to Rule 485(b) under the Securities Act of 1933.

CAPSTONE SERIES FUND, INC.
Registrant
By: /s/EDWARD L. JAROSKI
Edward L. Jaroski, Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 36 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ EDWARD L. JAROSKI Edward L. Jaroski	President, Chairman of the Board & Director (Principal Executive Officer)	February 28, 2006
/s/ RICHARD A. NUNN Richard A. Nunn	Senior Vice President, Secretary, Principal Financial & Accounting Officer and Chief Compliance Officer	February 28, 2006
/s/ CARLA HOMER Carla Homer	Treasurer	February 28, 2006
JAMES F. LEARY* James F. Leary	Director	February 28, 2006
JOHN R. PARKER* John R. Parker	Director	February 28, 2006
BERNARD J. VAUGHAN* Bernard J. Vaughan	Director	February 28, 2006
LEONARD B. MELLEY, JR.* Leonard B. Melley, Jr.	Director	February 28, 2006
JOHN M. BRIGGS* John M. Briggs	Director	February 28, 2006
*By:	/s/EDWARD L. JAROSKI Edward L. Jaroski, Attorney-In-Fact